Supplement dated December 19, 2008

To the Current Prospectuses for

ING Equity Trust

ING Mayflower Trust

ING Mutual Funds

ING Separate Portfolios Trust

ING Funds Trust

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING Series Fund, Inc.

ING 130/30 Fundamental Research Fund

ING Alternative Beta Fund

ING Balanced Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Global Science and Technology Fund

ING Growth and Income Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING Tactical Asset Allocation Fund

(“Registrants”)

The Prospectuses for the Registrants are hereby supplemented to delete the section entitled “Shareholder Guide - Frequent Trading – Marketing Timing” with the following information relating to “Information Regarding Trading of ING’s U.S. Mutual Funds.”

Frequent Trading – Market Timing

The Funds are intended for long-term investment and not as short-term trading vehicles.  Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds.  The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds’ frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.  The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders.  Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, efficient manner.  Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs.  This in turn can have an adverse affect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading.  If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies.  This is often referred to as “price arbitrage.”  Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities.  For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” may present an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage.   The Funds have adopted fair valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies.  Further, the Board has authorized the use of one or more independent research services to assist with fair value determinations.  Currently FT Interactive provides such services to the Funds.  However, to the extent that a Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares which negatively affects long-term shareholders.

The Funds’ Board of [Directors/Trustees] (“Board”) has adopted policies and procedures designed to detect and deter frequent, short-term trading in shares of the Funds.  In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days.  However, the Funds prohibit frequent trading.  The Funds have defined frequent trading as follows:

•                  Any shareholder or financial adviser initiated exchanges among all their accounts with the Funds within 30 calendar days of a previous exchange.  All exchanges occurring across any number of funds on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single exchange for purposes of this policy;

•                  Trading deemed to be harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and

•                  Trades initiated by financial advisors, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of Funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or the Funds’ systematic exchange privileges;

•                  Purchases or sales initiated by ING Funds; and

•                  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

Please note that while money market funds permit short term trading, an exchange between a money market fund and another Fund that does not permit short term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for 90 days.  For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for 90 days from February 1st.   Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for 180 days.

•                  No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.

On the next business day following the end of the 90 or 180 day suspension any trading restrictions placed on the account(s) shall be removed.

The Funds reserve the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur.  Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective.  The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries.  Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholders is often unknown.  Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans and fee-based accounts such as wrap fee programs.  Omnibus accounts generally do not identify customer’s trading activity on an individual basis.  The

Funds’ administrator now has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds.  There is no assurance that the Funds’ administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Funds will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage.  This shall be the case where the Funds are used in certain retirement plans offered by affiliates.  With trading information received as a result of agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy.  As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE